Exhibit 3.1


DEAN HELLER             Articles of Incorporation     FILED #C21012-00
Secretary of State        (Pursuant to NRS 78)          AUG 3, 2000
101 N. Carson St. Ste. 3                              IN THE OFFICE OF
Carson City, NV 59701-4736                               Dean Heller
773-634-5708                                    Dean Heller Secretary of State

1. NAME OF CORPORATION:   GREEN MT. LABS., INC.
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2. RESIDENT AGENT: (designate resident agent and his STREET ADDRESS in Nevada where process may be served).

   Name of Resident Agent:  RESIDENT AGENTS OF NEVADA, INC.
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   Street Address:  711 Carson Street,          Carson City NV.   89701
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                 Street No., Street Name              City         Zip
3. SHARES: (number of shares the corporation is authorized to issue)

   Number of shares with par value:  50,000,000    Par value:  0.001
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   Number of shares without par value:  -
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4. GOVERNING BOARD: shall be styled as (check one) xxx  Directors     Trustees
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   Names, Addresses, Number of Board of Directors/Trustees:

   The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary)

5. PURPOSE:  The purpose of the corporation shall be:

                           Any Legal
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6. OTHER MATTERS:  Number of additional pages attached:  0
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7. NAMES, ADDRESSES AND SIGNATURES OF INCORPORATORS:

   DAVID A. MILLER                4004 Sunnyside Rd.  Sandpoint, ID 83864
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   Name                           Address

   /s/David A. Miller
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8. CERTIFICATION OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

   I, Resident Agents of Nevada, Inc. Hereby accept appointment as Resident Agent for the above named corporation.

   /s/Diane E. Kalenowski              8-30-00
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   Signature of Resident Agent          Date